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EXHIBIT 99.2

Form of Certification

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of DOR BioPharma, Inc. (the "Company") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve H. Kanzer, Interim President of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ STEVE KANZER
Name:	Steve H. Kanzer Interim President

August 14, 2002

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  EXHIBIT 99.2